Exhibit 10.27 (e)

SECOND AMENDMENT TO AMENDED AND RESTATED REAL ESTATE

MORTGAGE

(SECURES FUTURE ADVANCES)

Recorder’s Cover Sheet

Preparer Information:

Paul Moe

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Phone: (612) 766-7331

Taxpayer Information:

Green Plains Holdings II LLC

9420 Underwood Avenue, Suite 100

Omaha, NE 68114

Return Document To:

Paul Moe

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Mortgagor:

Green Plains Holdings II LLC, a Delaware limited liability company

Mortgagee:

CoBank, ACB, as Administrative Agent

Legal Description: See Exhibit A

Prepared by and after recording, please return to:

Faegre & Benson LLP

Attention: Paul Moe

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

NOTICE: This Mortgage secures credit evidenced by several promissory notes evidencing debt in the maximum aggregate principal amount of $127,800,000. Loans and advances up to $127,800,000, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens. This Mortgage encumbers both real and personal property, contains an after acquired property clause and secures present and future loans and advances.

SECOND AMENDMENT TO

AMENDED AND RESTATED REAL ESTATE MORTGAGE

(Secures Future Advances)

This Second Amendment to Amended and Restated Real Estate Mortgage (Secures Future Advances) (this “Amendment”) is made as of the 9th day of February, 2012 by and between GREEN PLAINS HOLDINGS II LLC, a Delaware limited liability company whose address is 9420 Underwood Avenue, Suite 100, Omaha, Nebraska 68114, as successor by merger to Global Ethanol, LLC, a Delaware limited liability company formerly known as Midwest Grain Processors, LLC (the “Mortgagor”, whether one or more and which shall include successors in interest), and COBANK, ACB, a federally chartered banking organization, whose address is 5500 South Quebec Street, Greenwood Village, Colorado 80111, in its capacity as administrative agent (in such capacity, the “Agent”).

WHEREAS, the Mortgagor, the financial institutions from time to time parties thereto and the Agent are parties to an Amended and Restated Loan and Security Agreement dated as of December 14, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Loan Agreement”);

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WHEREAS, all debts, liabilities and obligations of the Mortgagor to the Agent under the Existing Loan Agreement are secured by, among other things, an Amended and Restated Real Estate Mortgage dated as of December 14, 2005 and recorded on March 23, 2006 as Document Number 2006 0987 in the Office of the Recorder of Kossuth County, Iowa (as amended by a Supplement and First Amendment to Amended and Restated Real Estate Mortgage dated as of October 9, 2009 and recorded on October 23, 2009 as Document Number 2009 4276, and as further amended, restated, supplemented or otherwise modified from time to time, the “Mortgage”), which amended and restated that certain Real Estate Mortgage dated as of December 15, 2004 and recorded on December 15, 2004 as Document Number 4372 in the Office of the Recorder of Kossuth County, Iowa, as amended by a First Amendment to Real Estate Mortgage dated as of June 7, 2005 and recorded on July 21, 2005 as Document Number 2617 in the Office of the Recorder of Kossuth County, Iowa, and a Second Amendment to Real Estate Mortgage dated as of October 26, 2005 and recorded on November 10, 2005 as Document Number 2005-4009 in the Office of the Recorder of Kossuth County, Iowa;

WHEREAS, the Mortgage relates to certain interests in real property located in Kossuth County, Iowa, more particularly described on Exhibit A attached hereto and made a part hereof;

WHEREAS, the parties to the Existing Loan Agreement are amending and restating the Existing Loan Agreement in its entirety pursuant to the terms and conditions of an Amended and Restated Credit Agreement of even date herewith among the Mortgagor, the financial institutions from time to time parties thereto (the “Lenders”), and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the debts, liabilities and obligations of the Mortgagor under the Existing Loan Agreement continue as debts, liabilities and obligations of the Mortgagor under the Loan Agreement, which continue to be secured by, among other things, the Mortgage; and

WHEREAS, it is the intent of the Mortgagor that the Mortgage (as amended hereby) shall maintain the same priority and remain senior to any intervening liens that may have been entered since the filing of the Mortgage;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Defined Terms. Unless otherwise specifically defined in this Amendment, capitalized terms used in this Amendment shall have the meanings given those terms in the Mortgage or the Loan Agreement, as applicable.

2. Amendments to Mortgage. The Mortgage is hereby amended as follows:

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(a) Amendment to Recitals. The Recitals of the Mortgage (to but excluding the words “NOW THEREFORE”), are amended and restated in their entirety to read as follows:

The Mortgagor, the financial institutions from time to time parties thereto and the Agent are parties to an Amended and Restated Loan and Security Agreement dated as of December 14, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Loan Agreement”). The debts, liabilities and obligations of the Mortgagor under the Existing Loan Agreement and related loan documents are secured by, among other things, this Mortgage.

The Mortgagor, the Agent and certain lenders as therein described (the “Lenders”) have entered into an Amended and Restated Credit Agreement dated as of February 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), which constitutes an amendment to, and a complete restatement of, the Existing Loan Agreement. All debts, liabilities and obligations of the Mortgagor under the Existing Loan Agreement and related loan documents continue as debts, liabilities and obligations of the Mortgagor under the Loan Agreement and related loan documents.

Pursuant to the Loan Agreement, the Mortgagor has made and delivered to the lenders several amended and restated promissory notes dated February 9, 2012 (as amended, restated, replaced, extended, renewed, supplemented or otherwise modified from time to time, the “Notes”), which Notes are payable according to the terms and conditions of the Loan Agreement.

(b) Amendment to Paragraph 3. Paragraph 3 of the Mortgage is amended by deleting the phrase “no ‘Matured Default’ (as defined in the Loan Agreement)” from clause (iii) thereof and substituting the phrase “no ‘Event of Default’ (as defined in the Loan Agreement, herein a ‘Matured Default’)” therefor.

(c) Amendment to Paragraph 18. Paragraph 18 of the Mortgage is amended by deleting the phrase “or any of the other Financing Agreements (as defined in the Loan Agreement)” therefrom and substituting the phrase “or any of the other Loan Documents (as defined in the Loan Agreement, herein the ‘Financing Agreements’)” therefor.

(d) Amendment to Paragraph 19. Paragraph 19 of the Mortgage is amended by deleting the phrase “Upon the occurrence of a Matured Default (as defined in the Loan Agreement)” therefrom and substituting the phrase “Upon the occurrence of a Matured Default” therefor.

(e) Amendment to Paragraph 27. Paragraph 27 of the Mortgage is amended and restated in its entirety to read as follows:

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27. Fixture Filing. Portions of the Property are goods which are or are to become fixtures, and the Mortgagor covenants and agrees that this Mortgage when filed in the real estate records of the County in which the Property is located shall operate as a fixture filing under the Iowa Uniform Commercial Code with respect to such goods, with the Mortgagor as the “debtor” and the Agent as the “secured party”, and with the names and addresses of the “debtor” and the “secured party” for such purposes being:

Debtor:	Green Plains Holdings II LLC

Secured Party:	CoBank, ACB, as agent 11422 Miracle Hills Drive, Suite 300 Omaha, NE 68154

Description of types (or items) of property covered by this financing statement:	All of the property described in the definition of “Property” which is or is to become a fixture

Description of real estate to which collateral is attached or upon which it is located:	Described in Exhibit A hereto

The Debtor named above is the record owner of the Land.

Taxpayer identification number of the Debtor:	3839316

3. References. Each reference appearing in the Mortgage or any other Loan Document to the “Mortgage” or to “this Agreement”, “hereunder” or “hereof” or words of like import referring to the Mortgage shall be deemed to refer to the Mortgage as amended hereby.

4. Full Force and Effect. Except as specifically amended by this Amendment, all of the terms and provisions of the Mortgage shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the Mortgagor and the Agent.

5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Iowa.

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Exhibit 10.27 (e)

IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

GREEN PLAINS HOLDINGS II LLC

By:	/s/ Jerry L. Peters
Name: Jerry L. Peters
Title: CFO

STATE OF Nebraska	)
)
COUNTY OF Douglas	)

The foregoing instrument was acknowledged before me on the 8th day of February, 2012, by Jerry L. Peters, the CFO of Green Plains Holdings II LLC, a Delaware limited liability company, on behalf of such company.

/s/ Sharon Mize
Notary Public

Seal

My Commission Expires: 10/28/14

Signature Page to Second Amendment to Amended and

Restated Real Estate Mortgage (Secures Future Advances)

COBANK, ACB, as Agent

By:	/s/ Doug Jones
Name: Doug Jones
Title: Vice President

STATE OF Nebraska	)
)
COUNTY OF Douglas	)

The foregoing instrument was acknowledged before me this 8th day of February, 2012, by Doug Jones, a Vice President of CoBank, ACB, a federally chartered banking organization, on behalf of said banking organization.

/s/ Timothy M. Higgins
Notary Public

Seal

My Commission Expires: March 9, 2014

Signature Page to Second Amendment to Amended and

Restated Real Estate Mortgage (Secures Future Advances)

Exhibit A

LEGAL DESCRIPTION

Parcel 1:

Lots 2, 3 and 4, Block 1 and Lot 1, Block 2, Midwest Ag Industrial Park, according to the recorded plat thereof, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28) West of the 5th P.M., Kossuth County, Iowa.

That part of Lots 1, 5 and 6 in Block 1 of Midwest Ag Industrial Park located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28) West of the 5th P.M., Kossuth County, Iowa, described as Parcel B of the Survey recorded as Document No. 2009-3981.

That part of Lot 2 in Block 2 of Midwest Ag Industrial Park, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28) West of the 5th P.M., Kossuth County, Iowa, described as Parcel D of the Survey recorded as Document No. 2009-3983.

That part of Lots 2, 3 and 4 in Block 2 of Midwest Ag Industrial Park, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28) West of the 5th P.M., Kossuth County, Iowa, described as Parcel F of the Survey recorded as Document No. 2009-3985.

Parcel 2:

That part of the Northeast Quarter of Section 9, Township 99 North, Range 28, West of the 5th P.M., Kossuth County, Iowa, described as Parcel A of the Survey recorded as Document No. 2002-0964.

Parcel 3:

Together with the Mortgagor’s interest in the following pipeline utility easements:

A.	Utility Easement recorded April 5, 2002 in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1457 covering the East 50 feet of property described below: Approx. 800 feet from North side of property:

The East Half of the Northeast Quarter (E  1/2 NE  1/4) and the Northwest Quarter of the Northeast Quarter (NW  1/4 of NE  1/4) of Section Twenty-one (21) Township Ninety-nine (99) North Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

B.	Utility Easement recorded April 5, 2002 in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1458 covering the East 50 feet of the following described property:

The Southeast Quarter (SE  1/4) of Section Nine (9), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

C.	Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1461 covering the East 50 feet of the following described property:

The North 352 feet of the Northeast Quarter (NE  1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

D.	Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa as Document No. 1462 covering the East 20 feet of the following described property:

The South 352 feet of the North 704 feet of the Northeast Quarter (NE  1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

E.	Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1460 covering the East 50 feet of the following described property:

The South 352 feet of the North 1,056 feet of the Northeast Quarter (NE  1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

F.	Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa as Document No. 1459 covering the East 50 feet of the following described property:

The Northeast Quarter (NE  1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa, EXCEPT the North 1,056 feet thereof.

G.	Utility Easement recorded April 5, 2002 in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1463 covering the East 50 feet of the following described property:

To the North Half of the North Half of the Southeast Quarter (N  1/2 N  1/2 SE  1/4) of the Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa; and The South 113 acres of the Southeast Quarter (SE  1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa, also described as: South Half of the North Half of the Southeast Quarter (S  1/2 N  1/2 SE  1/4) and South Half of the Southeast Quarter (S  1/2 SE  1/4), all in Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M. Kossuth County, Iowa, EXCEPT Railroad Right of Way and Public Highways.

Parcel 4:

Together with the Mortgagor’s interest in the following nonexclusive easement over, across and upon the following property:

The East 33 feet of that part of Lots 2, 3 and 4, Block 2, of Midwest Ag Industrial Park, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa, legally described as follows:

Beginning at the Southwest corner of said Lot 2;

Thence North (assumed bearing) along the West line of said Lot 2 a distance of 1,647.05 feet;

Thence East 477.12 feet to the Southerly line of vacated 428th Street;

Thence Southeasterly 638.89 feet along said Southerly line, along a nontangential curve concave to the Northeast having a central angle of 65 degrees 22 minutes 02 seconds, a radius of 560.00 feet and a chord bearing of South 56 degrees 21 minutes 23 seconds East;

Thence South 89 degrees 02 minutes 24 seconds East along said Southerly line 1,577.94 feet to the East line of said Lot 4;

Thence South 00 degrees 00 minutes 48 seconds West along said East line 660.74 feet;

Thence North 89 degrees 15 minutes 53 seconds West 1,309.20 feet;

Thence South 00 degrees 00 minutes 24 seconds West 659.15 feet to the South line of said Lot 2;

Thence North 89 degrees 11 minutes 42 seconds West along said South line 1,249.13 feet to the point of beginning.

The West 33 feet of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

Said easement was granted by Declaration of Access Easement dated October 9, 2009, filed October 23, 2009, as Document No. 2009-4275